Exhibit 99.2

January 2005

FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for both year-end and quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Rob Cafera	Brad Adams
SVP/Chief Financial Officer	VP/External Financial Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-6662	(513) 534-0983

Yearly Data

	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Ratios %
Return on Average Assets	1.61	1.90	2.04	1.42	1.58	1.44
Return on Average Equity	17.2	19.0	18.4	13.6	17.5	15.8
Average Equity/Average Assets	9.34	10.01	11.08	10.40	9.06	9.12
Net Interest Margin (FTE)	3.48	3.62	3.96	3.82	3.73	3.96
Efficiency	53.9	47.0	47.5	57.5	53.7	56.0
Net Charge-Offs/Average Loans & Leases	0.45	0.63	0.43	0.54	0.26	0.39
Reserve for Loan and Lease Losses/Loans and Leases Outstanding (a)	1.19	1.33	1.49	1.50	1.43	1.48
Reserve for Credit Losses/Loans and Leases Outstanding (a)	1.31	1.47	1.49	1.50	1.43	1.48
Nonperforming Assets/Loans, Leases and Other Assets, Including OREO	0.51	0.61	0.59	0.57	0.47	0.40
Underperforming Assets/Loans, Leases and Other Assets, Including OREO	0.74	0.89	0.95	0.96	0.77	0.61
Reserve for Loan and Lease Losses/Nonperforming Assets (a)	235.32	218.85	250.62	265.45	303.85	370.86
Reserve for Loan and Lease Losses/Underperforming Assets (a)	160.20	150.28	157.12	156.49	185.21	241.16
Reserve for Credit Losses/Nonperforming Assets (a)	259.05	242.01	250.62	265.45	303.85	370.86
Reserve for Credit Losses/Underperforming Assets (a)	176.36	166.19	157.12	156.49	185.21	241.16

Share Data
Earnings Per Share	$2.72	$2.91	$2.64	$1.74	$1.86	$1.55
Earnings Per Diluted Share	2.68	2.87	2.59	1.70	1.83	1.53
Dividends Per Common Share	1.31	1.13	0.98	0.83	0.70	0.59
Book Value Per Share	16.00	15.29	14.98	13.31	11.83	9.91
Common Shares Outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Market Price Per Share:
High	$60.00	$62.15	$69.70	$64.77	$60.88	$50.29
Low	45.32	47.05	55.26	45.69	29.33	38.58
Close	47.30	59.10	58.55	61.33	59.75	48.92
Price/Earnings Ratio (b)	17.65	20.59	22.61	36.08	32.65	31.97

Supplemental Data
Common Dividends Declared ($ in millions)	$735	$645	$568	$460	$325	$248
Employees (Full-time Equivalents)	19,659	18,899	19,119	18,373	20,468	21,290
Banking Centers	1,011	952	930	933	963	939
(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the reserve for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments has been reclassified to conform to the current presentation. The reserve for credit losses is the sum of the reserve for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Yearly Data

	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Income Statement ($ in millions)
Interest Income-FTE	$4,150	$4,030	$4,168	$4,754	$4,994	$4,239
Interest Expense	1,102	1,086	1,430	2,278	2,697	2,026
Net Interest Income-FTE	3,048	2,944	2,738	2,476	2,297	2,213
Provision for Loan and Lease Losses	268	399	246	201	126	143
Merger-Related Loan Loss Provision (a)	—	—	—	35	12	26
Noninterest Income:
Electronic Payment Processing Revenue	622	575	512	347	252	189
Service Charges on Deposits	515	485	431	367	298	252
Mortgage Banking Net Revenue	178	302	188	63	256	290
Investment Advisory Revenue	360	332	325	298	275	258
Other Noninterest Income	626	546	555	520	370	324
Operating Lease Revenue	156	124	—	—	—	—
Securities (Losses) Gains, Net	(37)	81	114	28	6	8
Securities Gains, Net - Non-Qualifying Hedges on Mortgage Servicing	—	3	33	143	—	—
Foreign Exchange Income	45	35	25	22	19	14
Total Noninterest Income	2,465	2,483	2,183	1,788	1,476	1,335
Noninterest Expense:
Salaries, Incentives & Benefits Expense	1,279	1,271	1,230	1,107	1,037	1,001
Equipment Expense	84	82	79	91	100	98
Net Occupancy Expense	185	159	142	146	138	131
Operating Lease Expense	114	94	—	—	—	—
Deposit Insurance Expense	15	17	10	8	9	10
Other Noninterest Expense	1,295	928	876	752	656	639
Merger-Related Charges (a)	—	—	—	349	87	108
Total Noninterest Expense	2,972	2,551	2,337	2,453	2,027	1,987
Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect-FTE	2,273	2,477	2,338	1,575	1,608	1,392
Taxable Equivalent Adjustment	36	39	39	45	47	40
Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect	2,237	2,438	2,299	1,530	1,561	1,352
Applicable Income Taxes	712	786	734	523	511	483
Income From Continuing Operations Before Minority Interest and Cumulative Effect	1,525	1,652	1,565	1,007	1,050	869
Minority Interest, Net of Tax	—	(20)	(38)	(2)	—	—
Income From Continuing Operations Before Cumulative Effect	1,525	1,632	1,527	1,005	1,050	869
Income From Discontinued Operations, Net of Tax (b)	—	44	4	4	5	3
Income Before Cumulative Effect	1,525	1,676	1,531	1,009	1,055	872
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	(11)	—	(7)	—	—
Net Income	$1,525	$1,665	$1,531	$1,002	$1,055	$872
Net Income Available to Common Shareholders (c)	$1,524	$1,664	$1,530	$1,001	$1,054	$871
Regulatory Capital Data ($ in millions)(d)
Tier 1 Capital	$8,523	$8,272	$7,747	$7,433	$6,377	$5,613
Tier 2 Capital	1,673	1,824	1,188	1,223	1,177	912
Total Risk-Based Capital	$10,196	$10,096	$8,935	$8,656	$7,554	$6,525
Total Risk-Weighted Assets	$81,536	$74,477	$65,444	$59,491	$55,943	$49,379
Tier 1 Risk-Based Capital Ratio	10.45%	11.11%	11.84%	12.49%	11.40%	11.37%
Total Risk-Based Capital Ratio	12.50%	13.56%	13.65%	14.55%	13.50%	13.21%
Leverage Ratio	8.89%	9.23%	9.84%	10.64%	9.49%	9.10%
(a)	Tax-effects of these merger-related charges were $90 million in 2001, $32 million in 2000 and $33 million in 1999.
(b)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.
(c)	Dividend on Preferred Stock is $.740 million for all years presented.
(d)	December 31, 2004 regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
($ in millions)	2004	2003	2002	2001	2000	1999
Balance Sheet - Assets
Cash and Due from Banks	$2,561	$2,359	$1,891	$2,031	$1,706	$1,893
Available-for-Sale Securities	24,687	28,999	25,464	20,507	19,029	15,925
Held-to-Maturity Securities	255	135	52	16	553	738
Trading Securities	77	55	18	—	—	—
Other Short-Term Investments	532	268	294	225	232	388
Total Securities	25,551	29,457	25,828	20,748	19,814	17,051
Total Cash and Securities	28,112	31,816	27,719	22,779	21,520	18,944
Loans Held for Sale	559	1,881	3,358	2,180	1,655	1,198
Loans and Leases Held for Investment (before reserve)	59,808	52,308	45,928	41,548	42,530	38,837
Total Loans and Leases	60,367	54,189	49,286	43,728	44,185	40,035
Reserve for Loan and Lease Losses	(713)	(697)	(683)	(624)	(609)	(573)
Goodwill	979	738	740	720	545	432
Intangible Assets	150	195	236	267	235	264
Total Goodwill & Intangibles, net	1,129	933	976	987	780	696
Servicing Rights	352	299	263	426	429	382
Other Real Estate Owned	63	55	27	30	28	21
Operating Lease Equipment	304	767	—	—	—	—
Other Assets	4,842	3,892	3,344	3,738	3,338	2,652
Total Assets	$94,456	$91,254	$80,932	$71,064	$69,671	$62,157

Balance Sheet - Liabilities
Deposits	$58,226	$57,095	$52,208	$45,854	$48,360	$41,856
Borrowings:
Short-Term	10,026	13,170	8,823	7,453	6,344	10,096
Long-Term	13,983	9,063	8,179	7,030	6,066	3,106
Convertible Subordinated Debentures	—	—	—	—	173	173
Other Liabilities	3,297	3,259	2,657	2,553	1,993	1,323
Total Liabilities	85,532	82,587	71,867	62,890	62,936	56,554
Minority Interest	—	—	461	422	—	—

Balance Sheet - Equity
Common and Preferred Equity	10,507	9,749	8,779	7,748	6,708	5,905
Additional Minimum Pension Liability	(64)	(63)	(52)	—	—	—
Net Unrealized (Losses) and Gains on Available-for-Sale Securities and Qualifying Cash Flow Hedges	(105)	(57)	421	8	28	(302)
Treasury Stock, at Cost	(1,414)	(962)	(544)	(4)	(1)	—
Total Shareholders’ Equity	$8,924	$8,667	$8,604	$7,752	$6,735	$5,603
Preferred Shares Outstanding	9,250	9,250	9,250	9,250	9,250	9,250
Common Shares Outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Treasury Shares Held	25,802,702	16,766,390	9,071,857	80,000	21,875	—

Yearly Data

	Years Ended December 31,
($ in millions)	2004	2003	2002	2001	2000	1999
Average Balance Sheet
Taxable Securities	$29,365	$27,584	$22,145	$18,482	$17,246	$15,390
Tax Exempt Securities	917	1,056	1,101	1,255	1,384	1,511
Loans & Leases	57,042	52,414	45,539	44,888	42,690	38,652
Other Earning Assets	315	307	339	201	200	327
Total Earning Assets	87,639	81,361	69,124	64,826	61,520	55,880
Cash and Due from Banks	2,216	1,600	1,551	1,482	1,456	1,628
Other Assets	5,763	5,250	5,007	5,000	4,229	3,344
Reserve for Loan and Lease Losses	(722)	(730)	(645)	(625)	(594)	(560)
Total Assets	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292
Interest Checking	$19,434	$18,679	$16,239	$11,489	$9,531	$8,553
Savings	7,941	8,020	9,465	4,928	5,799	6,206
Money Market Deposits	3,473	3,189	1,162	2,552	939	1,328
Consumer Time Deposits	6,208	6,426	8,855	13,473	13,716	13,858
Total Customer Deposits	37,056	36,314	35,721	32,442	29,985	29,945
Certificates $100,000 & Over	2,403	3,832	2,237	3,821	4,283	4,197
Foreign Office Deposits	4,449	3,862	2,018	1,992	3,896	952
Short-Term Borrowings	13,539	12,373	7,191	8,799	9,725	8,573
Long-Term Borrowings	13,323	8,747	7,640	6,301	4,707	3,487
Total Interest-Bearing Liabilities	70,770	65,128	54,807	53,355	52,596	47,154
Demand Deposits	12,327	10,482	8,953	7,394	6,257	6,079
Other Liabilities	2,939	2,883	2,520	2,556	1,725	1,562
Total Liabilities	86,036	78,493	66,280	63,305	60,578	54,795
Minority Interest	—	234	440	30	—	—
Shareholders’ Equity	8,860	8,754	8,317	7,348	6,033	5,497
Total Liabilities & Shareholders’ Equity	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292
Average Loans and Leases (excluding held for sale)	$55,951	$49,700	$43,529	$42,339	$41,303	$36,543

Average Common Shares Outstanding:
Basic	561,258,539	571,590,128	580,326,693	575,253,508	565,685,977	562,041,032
Diluted	568,234,313	580,003,074	592,020,246	591,316,210	578,973,325	575,895,318

Yearly Data

	Years Ended December 31,
($ in millions)	2004	2003	2002	2001	2000	1999
Asset Quality
Non-Accrual Loans & Leases	$228	$242	$247	$216	$174	$133
Renegotiated Loans & Leases	1	8	—	—	2	2
Other Assets, Including Other Real Estate Owned	74	69	26	19	25	19
Total Non-Performing Assets	303	319	273	235	201	154
Loans & Leases 90+ Days Past Due	142	145	162	164	128	83
Total NPAs Plus Loans & Leases Over 90 Days	$445	$464	$435	$399	$329	$237

Loan Portfolio(net of unearned discount)
Commercial & Residential Construction Loans	$4,726	$3,636	$3,327	$3,356	$3,223	$2,272
Commercial Mortgages	7,636	6,894	5,885	6,085	6,227	5,640
Commercial Loans & Leases	19,484	17,489	15,805	13,396	13,306	12,106
Residential Mortgages	7,533	5,530	6,804	6,563	7,167	7,750
Home Equity Loans	10,522	9,001	8,679	7,974	6,792	4,524
Credit Card Outstandings	843	762	537	448	362	318
Other Consumer Loans & Leases	9,623	10,877	8,249	5,906	7,108	7,425
Total Loans & Leases	$60,367	$54,189	$49,286	$43,728	$44,185	$40,035

Non-Performing Loans(non-accrual plus renegotiated)
Commercial Construction Loans	$13	$19	$14	$26	$11	$4
Commercial Mortgages	51	42	41	57	42	25
Commercial Loans & Leases	111	136	159	122	75	55
Residential Mortgage & Construction	23	26	18	11	42	48
Other Consumer Loans & Leases	31	27	15	—	6	3
Total NPA Loans	$229	$250	$247	$216	$176	$135

Net Charge-Offs
Gross Charge-Offs	$321	$380	$273	$273	$164	$183
Merger Related Charge-Offs	—	—	—	36	12	26
Recoveries	(69)	(68)	(86)	(82)	(67)	(67)
Net Charge-Offs	$252	$312	$187	$227	$109	$142

Quarterly Data

	Three Months Ended
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Ratios (%)
Return on Average Assets	0.72	1.95	1.91	1.88	1.93	1.85	1.92	1.90
Return on Average Equity	7.6	21.1	21.0	19.7	20.1	19.3	18.6	18.0
Average Equity/Average Assets	9.51	9.21	9.08	9.55	9.61	9.57	10.34	10.57
Net Interest Margin (FTE)	3.35	3.42	3.54	3.60	3.54	3.52	3.69	3.74
Efficiency	76.0	47.0	48.8	46.8	49.0	46.4	45.5	47.2
Net Charge-Offs/Average Loans & Leases	0.44	0.40	0.43	0.54	0.72	0.59	0.64	0.56
Reserve for Loan and Lease Losses/Loans and Leases Outstanding (a)	1.19	1.23	1.31	1.32	1.33	1.49	1.49	1.49
Reserve for Credit Losses/Loans & Leases Outstanding (a)	1.31	1.35	1.43	1.45	1.47	1.49	1.49	1.49
Nonperforming Assets/Loans, Leases and Other Assets, Including OREO	0.51	0.48	0.50	0.57	0.61	0.62	0.62	0.65
Underperforming Assets/Loans, Leases and Other Assets, Including OREO	0.74	0.72	0.73	0.82	0.89	0.90	0.90	0.93
Reserve for Loan and Lease Losses/Nonperforming Assets (a)	235.32	253.29	262.83	231.17	218.85	238.69	239.72	229.35
Reserve for Loan and Lease Losses/Underperforming Assets (a)	160.20	170.37	179.20	161.76	150.28	164.56	165.48	159.60
Reserve for Credit Losses/Nonperforming Assets (a)	259.05	278.70	286.87	253.92	242.01	238.69	239.72	229.35
Reserve for Credit Losses/Underperforming Assets (a)	176.36	187.47	195.60	177.67	166.19	164.56	165.48	159.60

Share Data
Earnings Per Share	$0.31	$0.84	$0.80	$0.76	$0.78	$0.73	$0.72	$0.68
Earnings Per Diluted Share	0.31	0.83	0.79	0.75	0.77	0.72	0.71	0.67
Dividends Per Common Share	0.35	0.32	0.32	0.32	0.29	0.29	0.29	0.26
Book Value Per Share	16.00	16.11	14.97	15.77	15.29	15.24	15.25	15.31
Common Shares Outstanding (net of treasury)	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718	574,743,788
Market Price Per Share:
High	$52.34	$54.07	$57.00	$60.00	$60.01	$59.44	$60.49	$62.15
Low	45.32	46.59	51.13	53.27	55.47	52.50	47.24	47.05
Close	47.30	49.22	53.78	55.37	59.10	55.54	57.42	50.23
Price/Earnings Ratio (b)	17.65	15.68	17.75	18.77	20.59	20.05	21.19	19.03

Supplemental Data
Common Dividends Declared ($ in millions)	$195	$180	$180	$180	$164	$166	$165	$150
Employees (Full-time Equivalents)	19,659	19,061	18,937	18,583	18,899	19,770	19,830	19,573
Banking Centers	1,011	1,005	992	960	952	942	943	941
ATMs	1,898	1,872	1,844	1,827	1,905	1,891	1,883	1,880
(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the reserve for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments and all subsequent activity has been reclassified to conform to the current presentation. The reserve for credit losses is the sum of the reserve for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Income Statement ($ in millions)
Interest Income-FTE	$1,090	$1,052	$1,009	$999	$998	$993	$1,030	$1,010
Interest Expense	338	286	238	240	253	258	281	294
Net Interest Income-FTE	752	766	771	759	745	735	749	716
Provision for Loan and Lease Losses	65	26	90	87	94	112	109	85
Noninterest Income:
Electronic Payment Processing Revenue	173	152	148	148	160	143	141	130
Service Charges on Deposits	126	134	131	123	125	125	121	114
Investment Advisory Revenue	82	88	97	93	85	85	83	80
Mortgage Banking Net Revenue	24	49	61	44	57	75	93	78
Other Noninterest Income	113	126	258	130	104	161	131	149
Operating Lease Revenue	27	35	44	52	58	66	—	—
Securities (Losses) Gains, Net	(78)	16	—	25	2	15	39	25
Securities Gains, Net - Non-Qualifying Hedges on Mortgage Servicing	—	—	—	—	—	—	2	1
Foreign Exchange Income	12	11	10	11	8	10	8	9
Total Noninterest Income	479	611	749	626	599	680	618	586
Noninterest Expense:
Salaries, Wages & Incentives	266	252	254	245	244	249	269	269
Employee Benefits	56	64	66	76	53	61	65	61
Equipment Expense	23	22	19	20	21	21	20	20
Net Occupancy Expense	48	45	47	46	47	36	38	38
Deposit Insurance Expense	2	2	6	6	6	6	2	2
Operating Lease Expense	20	24	32	38	44	50	—	—
Other Noninterest Expense	520	239	318	217	242	234	227	224
Total Noninterest Expense	935	648	742	648	657	657	621	614
Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect FTE	231	703	688	650	593	646	637	603
Taxable Equivalent Adjustment	9	9	9	9	10	10	10	10
Income From Continuing Operations Before Income Taxes, Minority Interest and Cumulative Effect	222	694	679	641	583	636	627	593
Applicable Income Taxes	46	223	231	211	182	208	202	194
Income From Continuing Operations Before Minority Interest and Cumulative Effect	176	471	448	430	401	428	425	399
Minority Interest, Net of Tax	—	—	—	—	—	—	(11)	(10)
Income From Continuing Operations Before Cumulative Effect	176	471	448	430	401	428	414	389
Income From Discontinued Operations, Net of Tax (a)	—	—	—	—	41	1	1	1
Income Before Cumulative Effect	176	471	448	430	442	429	415	390
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—	—	—	—	(11)	—	—
Net Income	$176	$471	$448	$430	$442	$418	$415	$390
Net Income Available to Common Shareholders (b)	$176	$471	$448	$430	$441	$417	$415	$390

Regulatory Capital Data ($ in millions) (c)
Tier 1 Capital	$8,523	$8,666	$8,346	$8,394	$8,272	$8,182	$8,009	$8,034
Tier 2 Capital	1,673	1,674	1,763	1,727	1,824	1,845	1,746	1,200
Total Risk-Based Capital	$10,196	$10,340	$10,109	$10,121	$10,096	$10,027	$9,755	$9,234
Total Risk-Weighted Assets	$81,536	$80,749	$78,779	$76,587	$74,477	$72,893	$69,849	$66,737

Tier 1 Risk-Based Capital Ratio	10.45%	10.73%	10.59%	10.96%	11.11%	11.22%	11.47%	12.04%
Total Risk-Based Capital Ratio	12.50%	12.81%	12.83%	13.22%	13.56%	13.76%	13.97%	13.84%
Leverage Ratio	8.89%	9.13%	8.97%	9.23%	9.23%	9.21%	9.29%	9.79%
(a)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 4th quarter 2003.
(b)	Dividend on Preferred Stock is $.185 million for all quarters presented.
(c)	December 31, 2004 regulatory capital data and ratios are estimated.

Quarterly Data

($ in millions)	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Balance Sheet - Assets
Cash and Due from Banks	$2,561	$2,313	$2,358	$2,012	$2,359	$2,394	$1,776	$1,772
Available-for-Sale Securities	24,687	31,557	30,180	30,577	28,999	28,011	29,053	27,190
Held-to-Maturity Securities	255	254	212	179	135	145	106	86
Trading Securities	77	81	97	96	55	96	49	33
Other Short-Term Investments	532	384	258	191	268	163	233	782
Total Securities	25,551	32,276	30,747	31,043	29,457	28,415	29,441	28,091

Total Cash and Securities	28,112	34,589	33,105	33,055	31,816	30,809	31,217	29,863
Loans Held for Sale	559	452	577	1,661	1,881	1,528	3,245	3,011
Loans and Leases Held for Investment (before reserve)	59,808	58,036	56,679	53,912	52,308	51,807	49,357	47,267
Total Loans and Leases	60,367	58,488	57,256	55,573	54,189	53,335	52,602	50,278
Reserve for Loan and Lease Losses	(713)	(713)	(744)	(713)	(697)	(772)	(735)	(703)
Goodwill	979	980	979	738	738	738	738	740
Intangible Assets	150	157	164	155	195	213	222	232
Total Goodwill & Intangibles, net	1,129	1,137	1,143	893	933	951	960	972
Servicing Rights	352	349	358	283	299	285	244	249
Other Real Estate Owned	63	61	54	57	55	46	33	30
Operating Lease Equipment	304	394	525	658	767	899	—	—
Other Assets	4,842	4,060	3,985	3,996	3,892	3,899	3,982	3,636
Total Assets	$94,456	$98,365	$95,682	$93,802	$91,254	$89,452	$88,303	$84,325

Balance Sheet - Liabilities
Interest Checking	$19,481	$19,362	$19,243	$19,376	$19,757	$18,715	$18,432	$18,682
Savings	8,310	8,307	7,973	7,391	7,375	7,895	7,981	8,098
Money Market Deposits	4,321	4,264	2,854	2,995	3,201	3,389	3,299	2,852
Consumer Time Deposits	6,837	6,569	6,019	5,978	6,201	6,211	6,571	7,003
Total Customer Deposits	38,949	38,502	36,089	35,740	36,534	36,210	36,283	36,635
Certificates $100,000 & Over	2,121	2,092	2,825	2,569	1,856	2,484	4,797	5,433
Foreign Deposits	3,670	3,380	5,957	4,567	6,563	3,725	3,162	2,022
Short-Term Borrowings	10,026	13,973	11,517	15,253	13,171	13,741	11,527	9,199
Long-Term Borrowings	13,983	15,128	14,775	10,990	9,063	9,255	8,338	8,033
Total Interest-Bearing Liabilities	68,749	73,075	71,163	69,119	67,187	65,415	64,107	61,322
Demand Deposits	13,486	12,886	13,037	12,374	12,141	11,875	11,634	10,469
Other Liabilities	3,297	3,364	3,089	3,445	3,259	3,468	3,389	3,264
Total Liabilities	85,532	89,325	87,289	84,938	82,587	80,758	79,130	75,055
Minority Interest	—	—	—	—	—	—	482	472

Balance Sheet - Equity
Common and Preferred Equity	10,507	10,515	10,225	9,989	9,749	9,460	9,235	9,014
Additional Minimum Pension Liability	(64)	(66)	(63)	(63)	(63)	(52)	(52)	(52)
Net Unrealized (Losses) and Gains on Available-for-Sale Securities and Qualifying Cash Flow Hedges	(105)	(152)	(491)	162	(57)	43	288	349
Treasury Stock, at Cost	(1,414)	(1,257)	(1,278)	(1,224)	(962)	(757)	(780)	(513)
Total Shareholders’ Equity	$8,924	$9,040	$8,393	$8,864	$8,667	$8,694	$8,691	$8,798

Preferred Shares Outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common Shares Outstanding (net of treasury)	557,648,989	561,112,890	560,804,042	562,131,643	566,685,301	570,298,014	569,963,718	574,743,788
Treasury Shares Held	25,802,702	22,338,801	22,647,649	21,320,048	16,766,390	13,153,677	13,487,973	8,697,903

Quarterly Data

	Three Months Ended
($ in millions)	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Average Balance Sheet
Taxable Securities	$28,859	$30,523	$30,253	$29,085	$28,568	$27,916	$28,461	$26,595
Tax Exempt Securities	866	890	920	995	1,026	1,050	1,062	1,087
Loans & Leases	59,440	57,679	56,325	54,688	53,886	53,871	51,813	50,026
Total Earning Assets	89,165	89,092	87,498	84,768	83,480	82,837	81,336	77,708
Cash and Due from Banks	2,445	2,265	2,106	2,046	2,044	1,398	1,399	1,558
Other Assets	6,171	5,603	5,447	5,828	5,863	5,925	4,676	4,513
Reserve for Loan and Lease Losses	(719)	(748)	(720)	(699)	(771)	(740)	(712)	(694)
Total Assets	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420	$86,699	$83,085

Interest Checking	$19,345	$19,570	$19,268	$19,552	$19,303	$18,673	$18,527	$18,202
Savings	8,447	8,212	7,803	7,294	7,700	8,095	8,082	8,207
Money Market Deposits	4,227	3,542	2,965	3,149	3,388	3,356	2,989	3,016
Consumer Time Deposits	6,681	6,539	5,822	5,780	6,086	5,941	6,443	7,250
Total Customer Deposits	38,700	37,863	35,858	35,775	36,477	36,065	36,041	36,675
Certificates $100,000 & Over	2,106	2,459	2,836	2,213	2,170	4,472	5,115	3,578
Foreign Office Deposits	4,073	3,315	4,488	5,935	5,606	3,340	3,529	2,951
Short-Term Borrowings	11,208	13,274	15,175	14,529	14,254	13,554	11,430	10,197
Long-Term Borrowings	15,585	15,055	12,317	10,294	9,149	9,581	8,109	8,130
Total Interest-Bearing Liabilities	71,672	71,966	70,674	68,746	67,656	67,012	64,224	61,531
Demand Deposits	13,107	12,537	12,251	11,402	11,460	10,859	10,055	9,529
Other Liabilities	3,054	2,848	2,840	3,016	2,792	2,988	2,979	2,774
Total Liabilities	87,833	87,351	85,765	83,164	81,908	80,859	77,258	73,834
Minority Interest	—	—	—	—	—	—	477	466
Shareholders’ Equity	9,229	8,861	8,566	8,779	8,708	8,561	8,964	8,785
Total Liabilities & Shareholders’ Equity	$97,062	$96,212	$94,331	$91,943	$90,616	$89,420	$86,699	$83,085

Average Loans and Leases (excluding held for sale)	$58,714	$57,160	$54,960	$52,927	$52,402	$50,615	$48,561	$47,155
Average Common Shares Outstanding:
Basic	560,161,550	560,335,242	560,976,289	563,583,277	568,104,211	570,087,666	573,887,821	574,366,138
Diluted	566,107,746	566,543,043	568,715,944	571,612,473	576,881,193	578,777,162	581,663,343	582,768,769

Quarterly Data

	Three Months Ended
($ in millions)	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Asset Quality
Non-Accrual Loans & Leases	$228	$207	$216	$233	$242	$271	$273	$277
Renegotiated Loans & Leases	1	3	3	1	8	—	—	—
Other Assets, Including Other Real Estate Owned	74	72	64	74	69	52	33	30
Total Non-Performing Assets	303	282	283	308	319	323	306	307
Loans & Leases 90+ Days Past Due	142	137	132	133	145	146	138	134
Total NPAs Plus Loans & Leases Over 90 Days	$445	$419	$415	$441	$464	$469	$444	$441

Loan Portfolio (net of unearned discount)
Commercial & Residential Construction Loans	$4,726	$4,448	$4,108	$3,820	$3,636	$3,470	$3,362	$3,361
Commercial Mortgages	7,636	7,644	7,541	7,197	6,894	6,590	6,297	5,984
Commercial Loans & Leases	19,484	18,628	18,551	17,899	17,489	16,987	17,038	16,379
Residential Mortgages	7,533	6,912	6,416	5,811	5,530	6,015	6,351	6,274
Home Equity Loans	10,522	10,253	9,849	9,305	9,001	8,704	9,283	8,921
Credit Card Outstandings	843	809	779	757	762	620	588	562
Other Consumer Loans & Leases	9,623	9,794	10,012	10,784	10,877	10,949	9,683	8,797
Total Loans & Leases	$60,367	$58,488	$57,256	$55,573	$54,189	$53,335	$52,602	$50,278

Average Loan Portfolio (net of unearned discount)
Commercial & Residential Construction Loans	$4,625	$4,315	$3,924	$3,746	$3,547	$3,401	$3,339	$3,360
Commercial Mortgages	7,617	7,582	7,327	7,034	6,708	6,423	6,127	5,930
Commercial Loans & Leases	18,898	18,368	18,030	17,507	17,176	16,949	16,663	16,032
Residential Mortgages	7,346	6,631	6,173	5,654	5,927	6,689	6,814	6,838
Home Equity Loans	10,414	10,060	9,563	9,143	8,881	9,500	9,129	8,823
Credit Card Outstandings	827	797	767	758	642	609	580	533
Other Consumer Loans & Leases	9,713	9,926	10,541	10,846	11,005	10,300	9,161	8,510
Total Loans & Leases	$59,440	$57,679	$56,325	$54,688	$53,886	$53,871	$51,813	$50,026

Non-Performing Loans (non-accrual plus renegotiated)
Commercial Construction Loans	$13	$11	$14	$23	$19	$20	$17	$14
Commercial Mortgages	51	51	47	48	42	42	46	47
Commercial Loans & Leases	111	99	107	111	136	158	163	172
Residential Mortgages & Construction	23	22	23	25	26	27	23	22
Other Consumer Loans & Leases	31	27	28	27	27	24	24	22
Total NPA Loans	$229	$210	$219	$234	$250	$271	$273	$277

Credit Charge-Offs
Gross Charge-Offs	$84	$72	$76	$88	$115	$92	$91	$82
Recoveries	(19)	(15)	(17)	(17)	(19)	(17)	(14)	(18)
Net Charge-Offs	$65	$57	$59	$71	$96	$75	$77	$64